UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 2, 2013
Date of Report (Date of earliest event reported)

GTJ REIT, INC.
(Exact name of registrant as specified in its Charter)

Maryland	0001368757	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hempstead Avenue
West Hempstead, NY 11552
(Address of principal executive offices) (Zip Code)

(516) 693-5500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On May 2, 2013, Shelter Express Corp. (the “Seller”), a wholly-owned subsidiary of GTJ REIT, Inc. (the “Company”) and Manisha Patel (the “Purchaser”) closed the previously-reported sale of all of the issued and outstanding shares of capital stock of Seller’s wholly-owned subsidiary, Shelter Electric Maintenance Corp. to Purchaser, substantially in accordance with the terms and conditions of a share purchase agreement, the terms of which have been previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 26, 2012.

SIGNATURES

Pursuant to  the requirements of  the Securities Exchange Act of 1934,  the registrant has duly caused this report  to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2013	GTJ REIT, INC.

By: /s/ Paul Cooper
Paul Cooper
Chief Executive Officer